UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 31, 2023

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas	66202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	(913) 676-8928

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 Par Value	SEB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On August 1, 2023, Seaboard Corporation (the “Registrant”) issued a press release announcing earnings for the three and six months ended July 1, 2023, and the Board of Directors’ declaration of a quarterly cash dividend of $2.25 per share of common stock, payable on August 21, 2023, to stockholders of record at the close of business on August 11, 2023. The full text of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 2.02, and the related press release included as Exhibit 99.1 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2023, Seaboard Marine Ltd. (“Seaboard Marine”), a wholly owned subsidiary of the Registrant, entered into a certain First Amendment to Employment Agreement (the “Amendment”), amending the Employment Agreement of Edward A. Gonzalez, Seaboard Marine’s President and Chief Executive Officer, dated December 21, 2012 (as amended, the “Employment Agreement”). The Amendment (a) extends the term of Mr. Gonzalez’s employment from a term ending on December 31, 2024, with one-year renewal terms thereafter but not extending beyond December 31, 2027,to an initial term ending on December 31, 2025, provided that on each of December 31, 2023 and December 31, 2024, Mr. Gonzalez’s employment term will automatically renew for three-year terms unless a notice of non-renewal is given by Seaboard Marine and (b) extends the non-compete period from six months to one year following Mr. Gonzalez’s termination of employment. The Employment Agreement provides for payment of severance upon termination of employment in certain circumstances. Such extension of Mr. Gonzalez’s employment term will increase the potential severance payout obligation. All other terms of Mr. Gonzalez’s Employment Agreement remain unmodified.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the reference to the full text of the Amendment, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Registrant’s Form 10-Q for the second quarter of 2023.

Item 9.01 Financial Statements and Exhibits

     Exhibits

99.1 Press release of Seaboard Corporation dated August 1, 2023 announcing earnings for the three and six months ended July 1, 2023 and a declaration of a dividend.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2023

Seaboard Corporation
(Registrant)

By:	/s/ David H. Rankin
David H. Rankin Executive Vice President, Chief Financial Officer
(principal financial officer)

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